                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                            FORM 8-K/A


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported): July 28, 2000



                    POTOMAC ENERGY CORPORATION
     (Exact name of registrant as specified in its charter)




Oklahoma                         000-09474                      73-1088064
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction                                               Identification No.)
of incorporation)


3168 Bel Air Dr.
Las Vegas, Nevada 89109                           89109
(Address of principal executive offices)        (Zip Code)




Registrant's telephone number, including area code:  (702) 792-8404

Item 7.  Financial Statements and Exhibits.

(a)

     None.

(b)

     Attached hereto is certain pro forma information related to the acquisition of Gayland by the Company.

                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2000
                                  Potomac Energy Corporation
                                  (Registrant)


                                   By: /S/ Fred W. Young
                                        Fred W. Young
                                        President and Chief Executive Officer

POTOMAC ENERGY CORPORATION
PROFORMA FINANCIAL INFORMATION


The following Proforma Combined Balance Sheets as of December 31, 1999 and June 30, 2000 and Proforma Combined Statements of Operations for the years ended December 31, 1999 and the six months ended June 30, 2000 are not audited. These proforma financial statements relate to the acquisition of Gayland Coal, Inc by Potomac Energy Corporation. In the prior reverse reorganization, Potomac Energy Corporation issued 16,751,744 shares of common stock for 100% of the outstanding common stock of Butte Coal, Inc. on April 1, 2000. Butte Coal, Inc. was dormant in 2000 and had no revenues or expenses prior to the reverse acquisition. The continuing financial information is that of Butte Coal, Inc. as the successor via reverse reorganization and as the reporting entity of Potomac Energy Corporation.

On July 31, 2000, the Company purchased Gayland Coal, Inc. by issuing 14,449,000 shares of its common stock in exchange for all the outstanding shares of Gayland. The fair market value of Potomac Energy Corporation's stock on this acquisition was $1.375 per share. This transaction consisted of issuing $19,867,375 of stock and assuming the negative net worth of the acquired company.

The proforma financial information has been prepared utilizing the historical financial statements of Gayland Coal, Inc. and Potomac Energy Corporation, (formerly known as Butte Coal, Inc.) and should be read in conjunction with the separate historical financial statements and notes thereto of these companies for the respective periods presented.

The proforma financial information for Gayland Coal, Inc. is based on the purchase method of accounting and an acquisition with the surviving company being the operating company, Potomac Energy Corporation. The Proforma Combined Statements of Operations assume the acquisition had occurred at the beginning of the period presented in the statements. All intercompany accounts and transactions, if any, have been eliminated.

The proforma combined financial statements do not purport to be indicative of the financial positions and results of operations which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future. The disclosures concerning the common stock and losses per share are reported based upon each entity's share of the common stock at the acquisition dates.

 POTOMAC ENERGY CORPORATION (FORMERLY KNOWN AS BUTTE COAL, INC.)
                     (A DEVELOPMENT COMPANY)
               PROFORMA CONSOLIDATED BALANCE SHEET

                     HISTORICAL                   PROFORMA
                  Butte Coal, Inc. Gayland Coal, Inc.  Eliminations      Total
                December 31, 1999 December 31, 1999  and adjustments
ASSETS

CURRENT ASSETS:

  Cash            $          -               -               -            -
  Accounts receivable        -               -               -            -

   Total Current
   Assets                    -               -               -            -

PROPERTY & EQUIPMENT
  Property & Equipment       -         2,100,000      20,127,282   22,227,282
  Furniture & Equipment      -               -               -            -
  Leasehold improvements     -               -               -            -
  Less accumulated
  depreciation               -               -               -            -
   Total Property &
   Equipment                 -         2,100,000      20,127,282   22,227,282

OIL, GAS AND COAL
PROPERTIES
  Oil and gas interest       -               -               -            -
  Coal property        1,857,000             -               -      1,857,000
    Total Oil, Gas and
    Coal properties    1,857,000             -               -      1,857,000

OTHER ASSETS
  Investment in subsidiary   -               -               -            -
  Deposits                   -               -               -            -
    Total Other Assets       -               -               -            -

TOTAL ASSETS          $1,857,000      $2,100,000     $20,127,282  $24,084,282

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Bank overdraft      $      -               -               -            -
  Accounts Payable           -               -               -            -
  Accrued Interest           -           258,907             -        258,907

  Accrued Taxes              -               -               -            -
  Notes payable           36,940       2,100,000             -      2,136,940
  Capital lease
  obligations, current
  portion                    -               -               -            -
    Total Current
    Liabilities           36,940       2,358,907             -      2,395,847

LONG TERM LIABILITIES
  Capital lease
  obligations net of
  current portion            -               -               -            -

COMMITMENTS AND
CONTINGENCIES                -               -               -            -

STOCKHOLDERS' EQUITY
  Common stock           167,518           1,000         143,990      312,508
  Additional paid-in
  Capital              1,767,482             -        19,723,385   21,490,867
  Accumulated deficit
  during development
  stage                 (114,940)       (259,907)        259,907     (114,940)
    Total Stockholders'
    Equity             1,820,060        (258,907)     20,127,282   21,688,435

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY  $1,857,000      $2,100,000     $20,127,282  $24,084,282
              See accompanying proforma disclosures.

 POTOMAC ENERGY CORPORATION (FORMERLY KNOWN AS BUTTE COAL, INC.)
                  (A DEVELOPMENT STAGE COMPANY)
               PROFORMA CONSOLIDATED BALANCE SHEETS
                     HISTORICAL                   PROFORMA
                    Potomac Energy
                    Corporation    Gayland Coal, Inc.  Eliminations      Total
                  June 30, 2000   June 30, 2000    and adjustments
        (unaudited)
ASSETS

CURRENT ASSETS:

  Cash                $      437  $     -             $     -       $     437
  Accounts receivable      1,498        -                   -           1,498
  Marketable
  securities             290,000        -                   -         290,000
    Total Current
    Assets               291,935        -                   -         291,935

PROPERTY & EQUIPMENT

  Property & equipment    15,037  2,100,000          20,227,113    22,342,150
  Furniture & equipment   59,109        -                   -          59,109
  Leasehold improvements   6,912        -                   -           6,912
  Less accumulated
  depreciation           (28,425)       -                   -         (28,425)
    Total Property and
    Equipment             52,633  2,100,000          20,227,113    22,379,746

OIL, GAS AND COAL PROPERTIES

  Oil and gas interest   561,418        -                   -         561,418
  Coal property        1,857,000        -                   -       1,857,000
    Total Oil, Gas and
    Coal Properties    2,418,418        -                   -       2,418,418

OTHER ASSETS

  Deposits                 4,061        -                   -           4,061
    Total Other Assets     4,061        -                   -           4,061

TOTAL ASSETS          $2,767,047 $2,100,000         $20,227,113   $25,094,160

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

  Bank overdraft      $   20,204 $      -           $       -     $    20,204
  Accounts payable       101,050        -                   -         101,050
  Accrued interest        35,484     56,855                 -          92,339
  Accrued taxes            4,003        -                   -           4,003
  Notes payable              -    2,401,883                 -       2,401,883
  Capital lease
  obligations, current
  portion                  8,766        -                   -           8,766

    Total Current
    Liabilities          169,507  2,458,738                 -       2,628,245

LONG TERM LIABILITIES

  Capital lease
  obligations net of
  current portion          3,050        -                   -           3,050

COMMITMENTS AND
CONTINGENCIES            300,000        -                   -         300,000

STOCKHOLDERS' EQUITY
  Common stock           187,277      1,000             143,990       332,267
  Additional paid-in
  capital              2,694,700        -            19,723,385    22,418,085
  Accumulated deficit
  during development
  stage                 (587,487)  (359,738)            359,738      (587,487)
    Total Stockholders'
    Equity             2,294,490   (358,738)         20,227,113    22,162,865

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY  $2,767,047 $2,100,000         $20,227,113   $25,094,160

              See accompanying proforma disclosures.

 POTOMAC ENERGY CORPORATION (FORMERLY KNOWN AS BUTTE COAL, INC.)
                  (A DEVELOPMENT STAGE COMPANY)
     PROFORMA COMBINED CONSOLDIATED STATEMENTS OF OPERATIONS
                    HISTORICAL                         PROFORMA

              Butte Coal, Inc.   Gayland Coal Inc.  Eliminations   Total
             December 31, 1999  December 31, 1999  and Adjustments
REVENUES          $      -         $     -             $     -        $     -

COST OF REVENUES         -               -                   -              -

GROSS REVENUES           -               -                   -              -

EXPENSES
  Administrative      92,776             -                   -         92,776
    Total Expense     92,776             -                   -         92,776

Net loss from operations

Other income (expense)
  Interest expense       -           189,000                 -        189,000
    Total Other Income
    (Expense)            -           189,000                 -        189,000

LOSS BEFORE INCOME
TAXES                (92,776)       (189,000)                -       (281,776)

INCOME TAX BENEFIT       -               -                   -            -

NET LOSS            $(92,776)      $(189,000)         $      -      $(281,776)

BASIC AND DILUTED
LOSS PER COMMON SHARE $(0.01)      $   (1.89)                       $   (0.01)

WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING 16,751,774         100,000          14,399,000   31,250,774

              See accompanying proforma disclosures.

 POTOMAC ENERGY CORPORATION (FORMERLY KNOWN AS BUTTE COAL, INC.)
                  (A DEVELOPMENT STAGE COMPANY)
     PROFORMA COMBINED CONSOLDIATED STATEMENTS OF OPERATIONS
                    HISTORICAL                         PROFORMA

                Potomac Energy
                Corporation      Gayland Coal Inc.  Eliminations   Total
              June 30, 2000       June 30, 2000   and Adjustments
REVENUES         $      -         $     -             $     -        $     -

COST OF REVENUES        -               -                   -              -

GROSS REVENUES          -               -                   -              -

EXPENSES
  Consulting            198             -                   -            198
  Depreciation        1,122             -                   -          1,122
  Exploration costs     -               -                   -              -
  Administrative     20,256             -                   -         20,256
  Professional fees     -               -                   -              -
    Total Expense    21,576             -                   -         21,576

Net loss from
operations          (21,576)            -                   -        (21,576)

Other income (expense)
  Interest expense   (6,797)        (99,834)                -       (106,631)
Total Other Income
  (Expense)          (6,797)        (99,834)                -       (106,631)

LOSS BEFORE INCOME
TAXES               (28,373)        (99,834)                -       (128,207)

INCOME TAX BENEFIT      -               -                   -            -

NET LOSS           $(28,373)      $ (99,834)          $     -     $ (128,207)

BASIC AND DILUTED
LOSS PER COMMON SHARE $  nil      $   (1.00)                      $     nil

WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING 18,727,644       100,000          14,399,000   33,226,644
              See accompanying proforma disclosures.
